UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------


IN RE                                     CHAPTER 11 CASE

                                          NO. 97 B
JPS TEXTILE GROUP, INC.,


                                          TAX ID
                 DEBTOR.                  NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

----------------------------

       BALLOT FOR ACCEPTING OR REJECTING JOINT PLAN OF REORGANIZATION OF JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP. UNDER CHAPTER 11 OF THE
                                BANKRUPTCY CODE

                        BALLOT FOR VOTING 10.85% NOTES
                         (CLASS 4: SENIOR NOTE CLAIMS)

If you are a beneficial owner of 10.85% Senior Subordinated Discount Notes due June 1, 1999 (the "10.85% Notes") issued by JPS Textile Group, Inc. ("JPS"), please use this Ballot to cast your vote to accept or reject the Joint Plan of Reorganization (the "Plan") which is being proposed by JPS and its wholly-owned subsidiary, JPS Capital Corp. The Plan is Exhibit 1 to the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement"), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

--------------------------------------------------------------------------------
                                   IMPORTANT

 VOTING DEADLINE: 5:00 P.M. EASTERN TIME ON JULY 28, 1997.

 REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.

 BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.

 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HOW TO VOTE

 1. COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2 AND COMPLETE ITEM 3 (if applicable).

 2. REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

 3. SIGN THE BALLOT (unless your Ballot has already been signed or "prevalidated" by your nominee).

 4. RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the voting deadline).

 5. YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH JPS SECURITY YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

 6. YOU MUST VOTE ALL 10.85% NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

 7. IF YOU ALSO OWN ANY OF JPS'S 10.25% SENIOR SUBORDINATED NOTES DUE JUNE 1, 1999 (THE "10.25% NOTES"): BECAUSE THE PLAN CLASSIFIES THE 10.85% NOTES AND THE 10.25% NOTES TOGETHER IN CLASS 4, YOU MUST VOTE ALL SUCH 10.85% NOTES AND 10.25% NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

--------------------------------------------------------------------------------
                                  Side 1 of 2
                                                                         4B1085

ITEM 1. PRINCIPAL AMOUNT OF 10.85% NOTES VOTED. The undersigned certifies that as of June 20, 1997, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of 10.85% Notes in the following aggregate unpaid principal amount (insert amount in the box below). If your 10.85% Notes are held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately.

                        --------------------------------
                           $
                        --------------------------------

ITEM 2. VOTE. The beneficial owner of the 10.85% Notes identified in Item 1 votes as follows (check one box only--if you do not check a box your vote will not be counted):

                 [_] to ACCEPT the Plan. [_] to REJECT the Plan.

ITEM 3. IDENTIFY ALL OTHER 10.85% NOTES AND ALL 10.25% NOTES VOTED. By returning this Ballot, the beneficial owner of the 10.85% Notes identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for the 10.85% Notes owned by such beneficial owner, except for the 10.85% Notes identified in the following table, (b) all of JPS's 10.25% Notes for which the beneficial owner has submitted Ballots are identified in the following table, and (c) all Ballots for 10.85% Notes and 10.25% Notes submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):

                    OTHER 10.85%                                         ALL 10.25%
                        NOTES                                               NOTES
-------------------------------------------------------------------------------------------------------
                        NAME OF      PRINCIPAL AMOUNT                     NAME OF      PRINCIPAL AMOUNT
                   REGISTERED HOLDER OF OTHER 10.85%                 REGISTERED HOLDER OF 10.25% NOTES
  ACCOUNT NUMBER      OR NOMINEE       NOTES VOTED    ACCOUNT NUMBER    OR NOMINEE          VOTED
-------------------------------------------------------------------------------------------------------
                                     $                                                 $
-------------------------------------------------------------------------------------------------------
                                     $                                                 $
-------------------------------------------------------------------------------------------------------

ITEM 4. AUTHORIZATION. By returning this Ballot, the beneficial owner of the 10.85% Notes identified in Item 1 certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the 10.85% Notes listed in Item 1, (b) was the beneficial owner of the 10.85% Notes described in Item 1 on June 20, 1997, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                    Name: _____________________________________
                                                  (Print or Type)

                                    Social Security or Federal Tax I.D. No.: __
                                                                (Optional)

                                    Signature: ________________________________

                                    By: _______________________________________
                                                  (If Appropriate)

                                    Title: ____________________________________
                                                  (If Appropriate)

                                    Street Address: ___________________________

                                    City, State, Zip Code: ____________________

                                                  (  )
                                    Telephone Number: _________________________

                                    Date Completed: ___________________________

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

--------------------------------------------------------------------------------
 YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BY 5:00 PM, EASTERN TIME, ON JULY 28, 1997, OR YOUR VOTE WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT
(212) 681-9600.

                                  Side 2 of 2
                                                                         4B1085

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------


IN RE                                        CHAPTER 11 CASE

                                             NO. 97 B
JPS TEXTILE GROUP, INC.,


                                             TAX ID
                 DEBTOR.                     NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

----------------------------

       BALLOT FOR ACCEPTING OR REJECTING JOINT PLAN OF REORGANIZATION OF JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP. UNDER CHAPTER 11 OF THE
                                BANKRUPTCY CODE

                        BALLOT FOR VOTING 10.25% NOTES
                         (CLASS 4: SENIOR NOTE CLAIMS)

If you are a beneficial owner of 10.25% Senior Subordinated Notes due June 1, 1999 (the "10.25% Notes") issued by JPS Textile Group, Inc. ("JPS"), please use this Ballot to cast your vote to accept or reject the Joint Plan of Reorganization (the "Plan") which is being proposed by JPS and its wholly-owned subsidiary, JPS Capital Corp. The Plan is Exhibit 1 to the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement"), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

--------------------------------------------------------------------------------
                                   IMPORTANT

 VOTING DEADLINE: 5:00 P.M. EASTERN TIME ON JULY 28, 1997.

 REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.

 BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.

 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HOW TO VOTE

 1. COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2 AND COMPLETE ITEM 3 (if applicable).

 2. REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

 3. SIGN THE BALLOT (unless your Ballot has already been signed or "prevalidated" by your nominee).

 4. RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the voting deadline).

 5. YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH JPS SECURITY YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

 6. YOU MUST VOTE ALL 10.25% NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.

 7. IF YOU ALSO OWN ANY OF JPS'S 10.85% SENIOR SUBORDINATED DISCOUNT NOTES DUE JUNE 1, 1999 (THE "10.85% NOTES"): BECAUSE THE PLAN CLASSIFIES THE 10.25% NOTES AND THE 10.85% NOTES TOGETHER IN CLASS 4, YOU MUST VOTE ALL SUCH 10.25% NOTES AND 10.85% NOTES EITHER TO ACCEPT OR TO REJECT THE PLAN AND
    MAY NOT SPLIT YOUR VOTE.
--------------------------------------------------------------------------------

                                  Side 1 of 2
                                                                         4B1025

ITEM 1. PRINCIPAL AMOUNT OF 10.25% NOTES VOTED. The undersigned certifies that as of June 20, 1997, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of 10.25% Notes in the following aggregate unpaid principal amount (insert amount in the box below). If your 10.25% Notes are held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately.

                        --------------------------------
                           $
                        --------------------------------

ITEM 2. VOTE. The beneficial owner of the 10.25% Notes identified in Item 1 votes as follows (check one box only--if you do not check a box your vote will not be counted):

                 [_] to ACCEPT the Plan. [_] to REJECT the Plan.

ITEM 3. IDENTIFY ALL OTHER 10.25% NOTES AND ALL 10.85% NOTES VOTED. By returning this Ballot, the beneficial owner of the 10.25% Notes identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for the 10.25% Notes owned by such beneficial owner, except for the 10.25% Notes identified in the following table, (b) all of JPS's 10.85% Notes for which the beneficial owner has submitted Ballots are identified in the following table, and (c) all Ballots for 10.25% Notes and 10.85% Notes submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):

                    OTHER 10.25%                                         ALL 10.85%
                        NOTES                                               NOTES
-------------------------------------------------------------------------------------------------------
                        NAME OF      PRINCIPAL AMOUNT                     NAME OF      PRINCIPAL AMOUNT
                   REGISTERED HOLDER OF OTHER 10.25%                 REGISTERED HOLDER OF 10.85% NOTES
  ACCOUNT NUMBER      OR NOMINEE       NOTES VOTED    ACCOUNT NUMBER    OR NOMINEE          VOTED
-------------------------------------------------------------------------------------------------------
                                     $                                                 $
-------------------------------------------------------------------------------------------------------
                                     $                                                 $
-------------------------------------------------------------------------------------------------------

ITEM 4. AUTHORIZATION. By returning this Ballot, the beneficial owner of the 10.25% Notes identified in Item 1 certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the 10.25% Notes listed in Item 1, (b) was the beneficial owner of the 10.25% Notes described in Item 1 on June 20, 1997, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                    Name: _____________________________________
                                                  (Print or Type)

                                    Social Security or Federal Tax I.D. No.: __
                                                                (Optional)

                                    Signature: ________________________________

                                    By: _______________________________________
                                                  (If Appropriate)

                                    Title: ____________________________________
                                                  (If Appropriate)

                                    Street Address: ___________________________

                                    City, State, Zip Code: ____________________

                                    Telephone Number: (____)___________________

                                    Date Completed: ___________________________

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

--------------------------------------------------------------------------------
 YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BY 5:00 PM, EASTERN TIME, ON JULY 28, 1997, OR YOUR VOTE WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT
(212) 681-9600.

                                  Side 2 of 2
                                                                         4B1025

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------


IN RE                                       CHAPTER 11 CASE

                                            NO. 97 B
JPS TEXTILE GROUP, INC.,


                                            TAX ID
                 DEBTOR.                    NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

----------------------------

       BALLOT FOR ACCEPTING OR REJECTING JOINT PLAN OF REORGANIZATION OF JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP. UNDER CHAPTER 11 OF THE
                                BANKRUPTCY CODE

                 BALLOT FOR VOTING 7% SUBORDINATED DEBENTURES
                   (CLASS 5: SUBORDINATED DEBENTURE CLAIMS)

If you are a beneficial owner of 7% Subordinated Debentures due May 15, 2000 (the "7% Subordinated Debentures") issued by JPS Textile Group, Inc. ("JPS"), please use this Ballot to cast your vote to accept or reject the Joint Plan of Reorganization (the "Plan") which is being proposed by JPS and its wholly-owned subsidiary, JPS Capital Corp. The Plan is Exhibit 1 to the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement"), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

--------------------------------------------------------------------------------
                                   IMPORTANT

 VOTING DEADLINE: 5:00 P.M. EASTERN TIME ON JULY 28, 1997.

 REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.

 BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.

 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HOW TO VOTE

 1. COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2 AND COMPLETE ITEM 3 (if applicable).

 2. REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 4.

 3. SIGN THE BALLOT (unless your Ballot has already been signed or "prevalidated" by your nominee).

 4. RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the voting deadline).

 5. YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH JPS SECURITY YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

 6. YOU MUST VOTE ALL 7% SUBORDINATED DEBENTURES EITHER TO ACCEPT OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.
--------------------------------------------------------------------------------

                                  Side 1 of 2

                                                                            5B7

ITEM 1. PRINCIPAL AMOUNT OF 7% SUBORDINATED DEBENTURES VOTED. The undersigned certifies that as of June 20, 1997, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of 7% Subordinated Debentures in the following aggregate unpaid principal amount (insert amount in the box below). If your 7% Subordinated Debentures are held by a nominee on your behalf and you do not know the amount, please contact your nominee immediately.

                          -----------------------------
                           $
                          -----------------------------

ITEM 2. VOTE. The beneficial owner of the 7% Subordinated Debentures identified in Item 1 votes as follows (check one box only--if you do not check a box your vote will not be counted):

                 [_] to ACCEPT the Plan. [_] to REJECT the Plan.

ITEM 3. IDENTIFY ALL OTHER 7% SUBORDINATED DEBENTURES VOTED. By returning this Ballot, the beneficial owner of the 7% Subordinated Debentures identified in Item 1 certifies that (a) this Ballot is the only Ballot submitted for the 7% Subordinated Debentures owned by such beneficial owner, except for the 7% Subordinated Debentures identified in the following table, and (b) all Ballots for 7% Subordinated Debentures submitted by the beneficial owner indicate the same vote to accept or reject the Plan that the beneficial owner has indicated in Item 2 of this Ballot (please use additional sheets of paper if necessary):

         --------------------------------------------------------------------------------
                                                                       PRINCIPAL AMOUNT
                                        NAME OF                          OF OTHER 7%
                                   REGISTERED HOLDER                     SUBORDINATED
         ACCOUNT NUMBER               OR NOMINEE                       DEBENTURES VOTED
         -------------------------------------------------------------------------------
                                                                       $
         -------------------------------------------------------------------------------
                                                                       $
         -------------------------------------------------------------------------------

ITEM 4. AUTHORIZATION. By returning this Ballot, the beneficial owner of the 7% Subordinated Debentures identified in Item 1 certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the 7% Subordinated Debentures listed in Item 1, (b) was the beneficial owner of the 7% Subordinated Debentures described in
        Item 1 on June 20, 1997, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                    Name: _____________________________________
                                                   (Print or Type)

                                    Social Security or Federal Tax I.D. No.: __
                                                                (Optional)

                                    Signature: ________________________________

                                    By: _______________________________________
                                                  (If Appropriate)

                                    Title: ____________________________________
                                                  (If Appropriate)

                                    Street Address: ___________________________

                                    City, State, Zip Code: ____________________

                                    Telephone Number: (____)___________________

                                    Date Completed: ___________________________

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

-------------------------------------------------------------------------------
 YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY THE VOTING AGENT, THE ALTMAN GROUP, INC., BY 5:00 PM, EASTERN TIME, ON JULY 28, 1997, OR YOUR VOTE WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT
(212) 681-9600.

                                  Side 2 of 2
                                                                            5B7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-------------------------------


IN RE                                             CHAPTER 11 CASE

                                                  NO. 97 B
JPS TEXTILE GROUP, INC.,


                                                  TAX ID
                  DEBTOR.                         NO. 57-0868166

555 N. PLEASANTBURG DRIVE, SUITE 202
GREENVILLE, SC 29607

-------------------------------

       BALLOT FOR ACCEPTING OR REJECTING JOINT PLAN OF REORGANIZATION OF JPS TEXTILE GROUP, INC. AND JPS CAPITAL CORP. UNDER CHAPTER 11 OF THE
                                BANKRUPTCY CODE

                 BALLOT FOR VOTING OLD SENIOR PREFERRED STOCK
                  (CLASS 8: SENIOR PREFERRED STOCK INTERESTS)

If you are a beneficial owner of Series A Senior Preferred Stock (the "Old Senior Preferred Stock") issued by JPS Textile Group, Inc. ("JPS"), please use this Ballot to cast your vote to accept or reject the Joint Plan of Reorganization (the "Plan") which is being proposed by JPS and its wholly-owned subsidiary, JPS Capital Corp. The Plan is Exhibit 1 to the Disclosure Statement, dated June 25, 1997 (the "Disclosure Statement"), which accompanies this Ballot. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

--------------------------------------------------------------------------------
                                   IMPORTANT

 VOTING DEADLINE: 5:00 P.M. EASTERN TIME ON JULY 28, 1997.

 REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.

 BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.

 DO NOT RETURN ANY SECURITIES WITH THIS BALLOT. This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HOW TO VOTE

 1. COMPLETE ITEM 1 (if not already filled out by your nominee) AND ITEM 2.

 2. REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

 3. SIGN THE BALLOT (unless your Ballot has already been signed or "prevalidated" by your nominee).

 4. RETURN THE BALLOT IN THE PRE-ADDRESSED POSTAGE-PAID ENVELOPE (if the enclosed envelope is addressed to your nominee, make sure your nominee receives your Ballot in time to submit it before the voting deadline).

 5. YOU WILL RECEIVE A SEPARATE BALLOT FOR EACH JPS SECURITY YOU OWN WHICH IS ENTITLED TO BE VOTED UNDER THE PLAN.

 6. YOU MUST VOTE ALL SHARES OF OLD SENIOR PREFERRED STOCK EITHER TO ACCEPT
    OR TO REJECT THE PLAN AND MAY NOT SPLIT YOUR VOTE.
--------------------------------------------------------------------------------

                                  Side 1 of 2

                                                                           8BSP

ITEM 1. NUMBER OF SHARES OF OLD SENIOR PREFERRED STOCK VOTED. The undersigned certifies that as of June 20, 1997, the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the following number of shares of Old Senior Preferred Stock (insert number in the box below). If your shares of Old Senior Preferred Stock are held by a nominee on your behalf and you do not know the number of shares, please contact your nominee immediately.

                           ----------------------------------
                              $
                           ----------------------------------

ITEM 2. VOTE. The beneficial owner of the number of shares of Old Senior Preferred Stock identified in Item 1 votes as follows (check one box only--if you do not check a box your vote will not be counted):

                  [_] to ACCEPT the Plan.     [_] to REJECT the Plan.

ITEM 3. AUTHORIZATION. By returning this Ballot, the beneficial owner of the shares of Old Senior Preferred Stock identified in Item 1 certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the shares of Old Senior Preferred Stock listed in Item 1, (b) was the beneficial owner of the shares of Old Senior Preferred Stock described in Item 1 on June 20, 1997, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                                Name: ______________________________________
                                              (Print or Type)

                                Social Security or Federal Tax I.D. No.: ____
                                                                   (Optional)

                                Signature: ___________________________________

                                By: __________________________________________
                                             (If Appropriate)

                                Title: _______________________________________
                                             (If Appropriate)

                                Street Address: ______________________________

                                City, State, Zip Code: _______________________

                                Telephone Number: (____)______________________

                                Date Completed: ______________________________

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

--------------------------------------------------------------------------------
 YOUR VOTE MUST BE FORWARDED IN AMPLE TIME FOR YOUR VOTE TO BE RECEIVED BY
 THE VOTING AGENT, THE ALTMAN GROUP, INC., BY 5:00 PM, EASTERN TIME, ON
 JULY 28, 1997, OR YOUR VOTE WILL NOT BE COUNTED.
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, THE ALTMAN GROUP, INC., AT
(212) 681-9600.

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